Supplement dated April 1, 2009 to:	Value Line Centurion Fund, Inc.
Prospectus dated May 1, 2008
Value Line Fund, Inc.
Prospectus dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Reorganization of Value Line, Inc.

On June 30, 2008, Value Line, Inc. (“Value Line”) reorganized its investment management division into a newly-formed wholly-owned subsidiary, the name of which is EULAV Asset Management, LLC (“EULAV”). As part of the reorganization, the investment advisory agreement of each of the Value Line mutual funds (the “Funds”) was transferred from Value Line to EULAV, and EULAV replaced Value Line as each Fund’s investment adviser.

The Funds’ portfolio managers, all of whom are now employees of EULAV, have not changed as a result of the reorganization. EULAV and Value Line share the same offices at 220 East 42nd Street, New York, NY 10017. Value Line and the Funds were advised by legal counsel that the reorganization did not result in an “assignment” of the investment advisory agreements (as such term is defined in the Investment Company Act of 1940).

All references in the Funds’ prospectuses describing “Value Line, Inc.” or the “Adviser” as the Funds’ investment adviser are hereby changed to refer to EULAV.

Regulatory Investigation

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (the “Distributor”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, Directors of the Funds and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Funds during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the outcome of this matter, it has informed the Funds that it reasonably believes that there are no loss contingencies that should be accrued or disclosed in any Funds’ financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Funds.

Fund Summary

Effective April 1, 2009, the Adviser revised the investment strategy that it uses to manage the Fund’s portfolio. The paragraph under the heading, “What are the Fund’s main investment strategies?” on page 2 is revised as follows:

          To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stocks. In selecting stocks for purchase or sale, the Adviser relies on a strategy that is based on the Value Line TimelinessTM Ranking System (the “Ranking System”), which compares an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the approximately 1,700 stocks under review and ranks stocks on a scale of 1 (highest) to 5 (lowest). All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund usually holds approximately 200 stocks. Initially, the Fund’s portfolio consisted of each of the 100 stocks that were then ranked 1 and each of the top 100 stocks that were then ranked 2 by the Ranking System. Thereafter, the Fund will purchase stocks that are not already included in the Fund’s portfolio from the universe consisting of the 100 stocks that are then ranked 1 and the top 100 stocks that are then ranked 2 by the Ranking System. The Fund may continue to hold any stock that is ranked 1 or 2, provided that the Fund will sell a stock when its rank falls to 3 or below. Subject to the diversification requirements of the Investment Company Act of 1940 (which generally means that it will not invest more than 5% of its total assets in the stocks of any one company), the Fund is not subject to any limit on the percentage of its assets that may be invested in any particular stock. The Adviser will determine the percentage of the Fund’s assets invested in each stock based on the stock’s relative attractiveness. Because the Adviser relies on the Ranking System in managing the Fund’s portfolio, the Fund is not limited to investments according to a company’s size.

How the Fund is Managed

The last paragraph under the heading, “Principal investment strategies,” is revised as follows:

          The Ranking System does not eliminate market risk, but the Adviser believes that it provides objective standards for determining expected relative performance over the next six to twelve months. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets. The Fund usually holds approximately 200 stocks which at the time of purchase are among the 100 stocks that are ranked 1 and the top 100 stocks that are ranked 2 by the Ranking System. The Fund may continue to hold any stock that is ranked 1 or 2, provided that the Fund will sell a stock when its rank falls to 3 or below. Reliance upon the Ranking System, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking System is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.

Who Manages the Fund

The paragraph under the heading, “Portfolio management,” is revised as follows:

          Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Grant has been a portfolio manager with the Adviser or Value Line since 1991 and has been a portfolio manager for the Fund since 2009. There is additional information in the Statement of Additional Information about Mr. Grant’s compensation, other accounts he manages and his ownership of Fund shares.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Supplement dated April 1, 2009 to:	Value Line Centurion Fund, Inc.
Statement of Additional Information
dated May 1, 2008
Value Line Fund, Inc.
Statement of Additional Information
dated May 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information.

Management of the Funds

Stephen R. Anastasio resigned as the Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line mutual funds (the “Funds”) in July 2008. Emily D. Washington was appointed as the Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Funds in August 2008.

The table under the caption “Management of the Fund” in each Fund’s Statement of Additional Information is revised by deleting references to Mr. Anastasio and inserting the following information:

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years

Officers
Emily D. Washington Age 29	Treasurer and Chief Financial Officer	Since August 2008	Mutual Fund Accountant at Value Line until August 2008; Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line Funds since August 2008

On December 11, 2008, Joyce E. Heinzerling and Daniel S. Vandivort were appointed, and John W. Chandler and Frances T. Newton resigned, as Independent Directors of the Funds. Also on December 11, 2008, Francis C. Oakley succeeded Dr. Chandler as Lead Independent Director of the Funds.

The table under the caption “Management of the Fund” in each Fund’s Statement of Additional Information is revised by deleting references to Dr. Chandler and Ms. Newton, modifying the Position of Mr. Oakley, and inserting information about Ms. Heinzerling and Mr. Vandivort, as follows:

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 52	Director	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 53	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 2000
Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985–1994; Chairman (1993–1997) and Interim President (2002–2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
**

Also in section captioned “Management of the Fund” in each Fund’s Statement of Additional Information, the following revisions are hereby made:

The following sentence is added: “On December 11, 2008, Joyce E. Heinzerling and Daniel S. Vandivort were appointed, and John W. Chandler and Frances T. Newton resigned, as Independent Directors of the Fund.”

The following sentence is deleted: “There is a Valuation Committee consisting of Thomas T. Sarkany and John W. Chandler (or one other non-interested Director if he is not available).”

The following sentence is added: “There is a Valuation Committee consisting of Thomas T. Sarkany and Joyce E. Heinzerling (or one other non-interested Director if she is not available).”

The table describing the compensation of the Directors by the Funds is revised by inserting the following information:

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Non-Interested Directors
Joyce E. Heinzerling***	$-0-	$-0-
Daniel S. Vandivort***	$-0-	$-0-

The table describing the dollar range of equity securities beneficially owned of the Directors in the Funds is revised by inserting the following information:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Non-Interested Directors
Joyce E. Heinzerling***	$-0-	$-0-
Daniel S. Vandivort***	$-0-	$-0-

*** Ms. Heinzerling and Mr. Vandivort were appointed as Non-Interested Directors of the Fund on December 11, 2008 and, accordingly, were not compensated for their services as such prior thereto. They will receive compensation from the Funds on the same basis as each other Non-Interested Director.

Portfolio Managers

Stephen E. Grant is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation. Each portfolio manager employed by the Adviser receives a fixed base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser. In addition, a manager may receive an annual bonus in the Adviser’s discretion. Base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of a manager’s base salary. The profitability of the Adviser and the after tax investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation. The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser. However, as noted, all bonus compensation is discreationary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus. There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Mr. Grant is primarily or jointly responsible for the day-to-day management of four Value Line mutual funds with combined total assets at December 31, 2008, of approximately $1.3 billion and two private accounts with total assets at December 31, 2008 of approximately $108 million.

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account. Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account. If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account. In addition, a portfolio manager may purchase or sell securities for one account and not another account. The Adviser’s private accounts, like the Fund, pay an advisory fee based primarily upon the size of the accounts. None of the accounts pay performance-related fees. Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.

Ownership of Securities. Mr. Grant does not own any shares of the Fund.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE